First Trust Multi-Strategy Fund

Class A Shares – FTMAX

Class C Shares – FTMCX

Class I Shares – FTMIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated December 7, 2023, to the

Prospectus and Statement of Additional Information (“SAI”)

each dated May 1, 2023, as amended July 28, 2023

and Summary Prospectus dated July 28, 2023.

Notice of Sub-Advisor Change

First Trust Capital Management L.P. (“First Trust”), the advisor to the First Trust Multi-Strategy Fund (the “Fund”), intends to replace Glenmede Investment Management, LP (“Glenmede”), a current sub advisor to the Fund, with Cboe Vest Financial LLC (“Cboe Vest”), with respect to the Fund’s option writing strategy. Cboe Vest is an affiliate of First Trust. At a special meeting held on November 21, 2023, the Board of Trustees of the Trust (the “Board”), considered and approved a new investment sub-advisory agreement between First Trust and Cboe Vest (the “New Sub-Advisory Agreement”), with respect to the Fund, pursuant to which Cboe Vest would become a sub-advisor for the Fund, subject to the oversight of First Trust. Shareholders will be asked to approve the New Sub-Advisory Agreement. The current sub-advisory agreement between First Trust and Glenmede will terminate and the New Sub-Advisory Agreement will become effective upon shareholder approval of the New Sub-Advisory Agreement.

If the New Sub-Advisory Agreement is approved by shareholders, there will be no change in the Fund’s investment objective and no change in the management fee charged to the Fund. Similar to the current arrangement, Cboe Vest’s sub-advisory fee will be paid by First Trust and not the Fund.

Modification of Current “Manager of Managers” Structure

Shareholders will also be asked to approve a modified “manager of managers” structure with respect to the Fund. The Fund currently operates under a “manager of managers” structure pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) that allows First Trust, subject to the Board’s approval, to enter into or materially amend sub-advisory agreements with existing or new “unaffiliated” sub-advisor(s) without the need for shareholder approval. The Board has approved, subject to shareholder approval, a modification to this structure that would permit First Trust, subject to the Board’s approval, to also enter into or materially amend sub-advisory agreements with existing or new “affiliated” sub-advisor(s) without the need for shareholder approval.

Notice of Shareholder Meeting

The Board approved the submission of these proposals for approval by the Fund’s shareholders as of a record date of November 22, 2023. A special meeting of Fund shareholders has been scheduled for January 19, 2024, to consider and vote on the proposals. Proxy materials will be sent to Fund shareholders with more information about the shareholder meeting and each proposal.

Please read the Proxy Statement when it is available because it contains important information. You can obtain free copies of the Fund’s Proxy Statement, Prospectus and Statement of Additional Information, as well as the Fund’s Annual Report, by calling 1-877-779-1999, by writing to the First Trust Multi-Strategy Fund, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or by visiting https://www.FirstTrustCapital.com. The Fund’s Proxy Statement will also be available at the SEC website at www.sec.gov.

Please file this Supplement with your records.